Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Voyager Therapeutics, Inc. (the “Company”) for the year ended December 31, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his or her knowledge:

1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 3, 2020	/s/ G. Andre Turenne
G. Andre Turenne
Chief Executive Officer, President, and Director (Principal Executive Officer)

Date: March 3, 2020	/s/ Allison Dorval
Allison Dorval
Chief Financial Officer (Principal Financial and Accounting Officer)